--------------------------------------------------------------------------------





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                           MAY 15, 2000 (MAY 10, 2000)


                                 TELESCAN, INC.
              Exact Name of Registrant as Specified in its Charter



        DELAWARE                     0-17508                     061489574
State of Incorporation or                                     I.R.S. Employer
      Organization           Commission File Number          Identification No.


        5959 CORPORATE DRIVE
              SUITE 2000
            HOUSTON, TEXAS                                             77036
Address of Principal Executive Offices                               (Zip Code)


                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On May 10, 2000, Telescan, Inc. (the "Company") issued a press release announcing its earnings for the quarter ended March 31, 2000. The press release also discusses a change in accounting and a restatement of December 31, 1999 and 1998 financial statements arising from the consensus reached by the Emerging Issues Task Force on March 16, 2000 (Issue No. 00-3) relating to the accounting for hosting arrangements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits. The following exhibits are filed as part of this report:

              99.1   Press Release issued by Telescan, Inc. on May 10, 2000.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2000

                                         TELESCAN, INC.


                                         By: /s/ ROGER C. WADSWORTH
                                                 Roger C. Wadsworth
                                                 Senior Vice President

                                        3